The Glenmede Fund, Inc.
The Glenmede Portfolios

Supplement dated January 4, 2008 to the

Prospectuses each dated February 28, 2007, for all Portfolios of The Glenmede Fund, Inc. and The Glenmede Portfolios (collectively, the “Funds”).

Capitalized terms not defined in this Supplement have the meaning assigned to them in the Prospectuses.

On July 2, 2007, State Street Corporation (“SSC”) acquired Investors Financial Services Corporation, the parent company of Investors Bank & Trust Company (“IBT”), and IBT merged with and into State Street Bank and Trust Company (“State Street”), a subsidiary of SSC. As a result, State Street now serves as administrator, custodian, transfer agent, and dividend-paying and securities lending agent with respect to the Funds. State Street has principal offices located at State Street Financial Center, One Lincoln Street, Boston, MA 02111.

IBT has paid fees to the Funds’ Distributor, Quasar Distributors LLC, for the services it provides as the Funds’ distributor through June 2008 and the Advisor is currently paying Quasar’s out-of-pocket expenses.

The fourth paragraph of the section entitled “Frequent Purchases and Redemptions of Portfolio Shares” in the Equity Portfolios Prospectus and Philadelphia International Fund Prospectus, and the third paragraph of the section entitled “Frequent Purchases and Redemptions of Portfolio Shares” in the Money Market Portfolios and Bond Portfolios Prospectus and Small Cap Equity Portfolio Institutional Shares Prospectus, are hereby deleted in their entirety and replaced with the following:

Shares of the Portfolios may be sold through omnibus account arrangements with financial intermediaries. Omnibus account information generally does not identify the underlying investors’ trading activity on an individual basis. In an effort to identify and deter market timing in omnibus accounts, Glenmede Trust Company, N.A. (“Glenmede”) and Philadelphia International Advisors LP (“PIA”) with respect to the Philadelphia International Fund, periodically review trading activity at the omnibus level and will seek to obtain underlying account trading activity information from the financial intermediaries when, in Glenmede’s or PIA’s judgment, the trading activity suggests possible market timing. Requested information relating to trading activity will be reviewed to identify accounts that may be engaged in excessive trading based on criteria established by Glenmede and PIA. If this information shows that an investor’s trading activity suggests market timing, Glenmede or PIA, as appropriate, will contact the financial intermediary and follow its procedures, including but not limited to, warnings, restricting the account from further trading and/or closing the account. Financial intermediaries may also monitor their customers’ trading activities in the Portfolios using criteria that may differ from the criteria established by Glenmede and PIA. If a third-party financial intermediary does not provide underlying account trading activity information upon request, Glenmede or PIA, as appropriate, will determine what action to take, including terminating the relationship with the financial intermediary.